Exhibit 99.1

Medical Aesthetic Solutions, LLC

Financial Statements

For the Period March 16, 2020 (Inception)

Through December 31, 2020

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Independent Auditor’s Report

To the Member of

Medical Aesthetic Solutions, LLC

We have audited the accompanying financial statements of Medical Aesthetic Solutions, LLC, which comprise the balance sheet as of December 31, 2020, and the related statement of income and cash flows for the period March 16, 2020 (inception) through December 31, 2020, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Medical Aesthetic Solutions, LLC as of December 31, 2020, and the results of its operations and its cash flows for the period March 16, 2020 (inception) through December 31, 2020, in accordance with accounting principles generally accepted in the United States of America.

August 10, 2021

Pittsburgh, PA

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MEDICAL AESTHETIC SOLUTIONS, LLC

BALANCE SHEET

December 31, 2020

December 31,	2020

Assets

Current assets
Cash	$41,475
Inventory	33,085
Total current assets	74,560

Equipment
Medical equipment	89,904
Less accumulated depreciation	(9,711)
Net equipment	80,193

Total assets	$154,753

Liabilities and Member's Equity

Current liabilities
Accounts payable	$4,180
Note payable	32,003
Other current liabilities	13,669
Total current liabilities	49,852

Non-current liabilities
Deferred income tax liability	16,841

Member's equity	88,060

Total liabilities and member's equity	$154,753

The accompanying notes are an integral part of these financial statements.

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MEDICAL AESTHETIC SOLUTIONS, LLC

STATEMENT OF OPERATIONS AND MEMBER'S EQUITY

March 16, 2020 (Inception) Through December 31, 2020

March 16, 2020 (Inception) through December 31, 2020

Revenue
Service revenue	$507,466
Product revenue	21,652
Total revenue	529,118

Cost of goods sold
Purchases	108,556
Salaries and wages	70,706
Fees	12,222
Depreciation	9,711
Total cost of goods sold	201,195

Gross profit	327,923

Operating expenses
Salaries and wages	54,352
Advertising expense	62,341
Rent expense	26,739
Other operating expenses	74,452
Total operating expenses	217,884

Income from operations	110,039

Other income (expense)
Interest expense	(5,401)
Other income	263
Income before taxes	104,901
Income tax expense	(16,841)
Net income	88,060

Member's equity
Beginning of period	–
End of period	$88,060

The accompanying notes are an integral part of these financial statements.

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MEDICAL AESTHETIC SOLUTIONS, LLC

STATEMENT OF CASH FLOWS

March 16, 2020 (Inception) Through December 31, 2020

March 16, 2020 (Inception) through December 31, 2020

Cash flows from operating activities
Net income	$88,060
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	9,711
Changes in operating assets and liabilities:
Inventory	(11,807)
Accounts payable and accrued expenses	17,849
Deferred income tax liability	16,841
Net cash provided by operating activities	120,654

Cash flows from investing activities
Purchase of equipment	(71,245)

Cash flows from financing activities
Proceeds from borrowings	(7,934)

Net increase in cash	41,475

Cash, beginning of period	–

Cash, end of period	$41,475

Non-cash operating and financing activities
Inventory acquired through term loan	$21,278
Equipment acquired through term loan	$18,659

Supplemental disclosures of cash flow information
Interest paid	$5,401

The accompanying notes are an integral part of these financial statements.

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Medical Aesthetic Solutions, LLC

Notes to Financial Statements

March 16, 2020 (Inception) Through December 31, 2020

1.      Summary of Significant Accounting Policies

Nature of Operations

Medical Aesthetic Solutions, LLC (the “Company”) was formed on March 16, 2020 (inception) under the laws of the State of Delaware to operate as a limited liability company. The Company is engaged in the business of providing outpatient medical services at its office in Sarasota, Florida. The organization, business and summary of significant accounting policies of the Company are presented to assist in understanding the accompanying financial statements. The financial statements and notes are those of the Company, and its management is responsible for their integrity and objectivity. These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which, in the opinion of management, have been consistently applied.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could materially differ from those estimates.

Cash

Cash is maintained at a banking institution that are insured by the Federal Deposit Insurance Company up to $250,000.  The Company’s deposits may, from time to time, exceed the $250,000 limit; however, management believes that there is no unusual risk present, as the Company places its cash with financial institutions which management considers being of high quality.

Inventory

Inventory is stated at the lower of cost or net realizable value.  Cost is determined by the first-in-first-out method.

Equipment

Equipment is stated at cost less accumulated depreciation.  Depreciation is computed on the straight-line method over the estimated five-year useful life of the depreciable assets. The Company capitalizes equipment with a cost in excess of $2,500. Expenditures for maintenance and repairs are charged against operations.

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Medical Aesthetic Solutions, LLC

Notes to Financial Statements

March 16, 2020 (Inception) Through December 31, 2020

1.      Summary of Significant Accounting Policies (cont.)

Revenue Recognition

At inception, the Company adopted FASB issued Accounting Standards Update ("ASU") No. 2014-09, Revenue from Contracts with Customers (Topic 606).  ASU 2014-09 outlines a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers and supersedes most current revenue recognition guidance, including industry-specific guidance.

The guidance outlines a five-step process for revenue recognition that focuses on transfer of control, as opposed to transfer of risk and rewards, and also requires enhanced disclosures regarding the nature, amount, timing and uncertainty of revenues and cash flows from contracts with customers. Major provisions include determining which goods and services are distinct and represent separate performance obligations, how variable consideration is recognized, whether revenue should be recognized at a point in time or over time and ensuring the time value of money is considered in the transaction price.

Revenue is recognized upon satisfaction of all contractual performance obligations and transfer of control to the customer and is measured as the amount of consideration the Company expects to be entitled to in exchange for corresponding goods or services. Substantially all of the Company's sales are single performance obligation arrangements. For service and product revenue, the transaction price is equivalent to the stated price of the product, net of any stated discounts at a point in time. Service and product revenue is recognized at the point of sale, net of sales tax.

Advertising

The Company expenses the costs of advertising as paid and totaled $62,341 for the period ended December 31, 2020.

Income Taxes

The Company is a limited liability company classified as a C Corporation for income tax purposes and is not currently under examination by any taxing jurisdiction.

The Company accounts for income taxes in accordance with ASC 740-10, “Accounting for Income Taxes.” Under this accounting standard, deferred tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the applicable enacted income tax rates. Income tax expense includes federal currently payable and deferred taxes arising from temporary differences between taxable income for financial and income tax reporting purposes. These temporary differences result principally from depreciation.

The Company adopted ASC 740-10, “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109.”  ASC 740-10 prescribes a minimum recognition threshold and measurement methodology that a tax position taken or expected to be taken in a tax return is required to meet before being recognized in the financial statements.

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Medical Aesthetic Solutions, LLC

Notes to Financial Statements

March 16, 2020 (Inception) Through December 31, 2020

1.      Summary of Significant Accounting Policies (cont.)

In November 2015, the FASB issued ASU 2015-17, Balance Sheet Classification of Deferred Taxes, which will require entities to present deferred tax assets and deferred tax liabilities as noncurrent in a classified balance sheet. The ASU simplifies the current guidance, which requires entities to separately present Deferred Tax Assets (DTAs) and Deferred Tax Liabilities (DTLs) as current and noncurrent in a classified balance sheet. ASU 2015-17 is effective for financial statements issued for annual periods beginning after December 15, 2017, and early adoption is permitted. ASU 2015-17 may be either applied prospectively to all DTAs and DTLs or retrospectively to all periods presented. Management adopted ASU 2015-17 in your inception. As a result, all DTAs and DTLs are presented as noncurrent in the accompanying consolidated balance sheets as of December 31, 2020.

In accordance with ASC 740-10, management performed an analysis of the Company’s tax positions and concluded that there are no uncertain tax positions, therefore, a liability for unrecognized tax positions is not required.

The Company’s deferred income tax liability was $16,841 as of December 31, 2020. There were no other material deferred tax assets and liabilities.

Recent Accounting Pronouncements

ASU No. 2016-02, Leases (Topic 842). In February 2016, the FASB issued a new standard on leasing. From the lessee's perspective, the new standard establishes a right-of-use (ROU) model that requires a lessee to record a ROU asset and a lease liability on the balance sheet for all leases with terms longer than 12 months. Leases will be classified as either finance or operating, with classification affecting the pattern of expense recognition in the income statement for lessees. From the lessor's perspective, the new standard requires a lessor to classify leases as sales type, finance or operating. A lease will be treated as a sale if it transfers all of the risks and rewards, as well as control of the underlying asset, to the lessee. If risk and rewards are conveyed without the transfer of control, the lease is treated as a financing lease. If the lessor doesn't convey risks and rewards or control, an operating lease results. For nonpublic entities this new standard is effective for fiscal years beginning after December 15, 2021. A modified retrospective transition approach is required for leases for capital and operating leases existing at, or entered into after, the beginning of the earliest comparative period presented in the financial statements, with certain practical expedients available. A modified retrospective transition approach is required for lessors for sales-type, direct financing, and operating leases existing at, or entered into after, the beginning of the earliest comparative period presented in the financial statements, with certain practical expedients available. The Company is in the process of evaluating the impact of this new pronouncement on its financial statements.

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Medical Aesthetic Solutions, LLC

Notes to Financial Statements

March 16, 2020 (Inception) Through December 31, 2020

2.      Equipment

Equipment is as follows at December 31:

December 31,	2020

Medical equipment	$89,904
Less accumulated depreciation	(9,711)

Net equipment	$80,193

Depreciation expense for the period ended December 31, 2020 was $9,711.

3.      Controlling Interest and Related Party Transactions

All of the Company’s membership units are owned by one individual.

4.      Facility Lease

The Company leases a retail facility under an operating lease on a month-to-month basis. The monthly lease payments are $3,390 and total rent expense was $26,739 for the period ended December 31, 2020.

5.      Note Payable

On July 1, 2020, the Company purchased inventory and equipment and assumed the loan related to the assets in the amount of $39,937. Annual interest on the loan is 9.482% and monthly payments are $2,667. The remaining term of the note as of the acquisition date was fourteen months. The entire outstanding balance of $32,003 is classified as a current liability as of December 31, 2020.

6.      Subsequent Events

Management has evaluated events and transactions subsequent to the balance sheet through the date of the independent auditors’ report (the date the financial statements were available to be issued) for potential recognition or disclosure in the financial statements. Management has not identified any items requiring recognition or disclosure, except as described below.

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Medical Aesthetic Solutions, LLC

Notes to Financial Statements

March 16, 2020 (Inception) Through December 31, 2020

6.      Subsequent Events (cont.)

On May 19, 2021, the Company entered into a $39,327 loan agreement with Itria Ventures LLC that included terms and conditions related to the forgiveness of the loan and the guaranty by the U.S. Small Business Administration (“SBA”), an agency of the Government of the United States, under the Paycheck Protection Program.  Interest on the loan is charged at 1% and the maturity date is five years from the date of the loan.  The indebtedness may be forgiven, pursuant to and subject to, the terms of the Paycheck Protection Program (15 U.S.C. § 636(a)(36)), and the guidance issued in relation thereto by the SBA and/or the U.S. Department of Treasury.

On July 28, 2021, the sole member’s entire interest in the Company was sold to an unrelated third party.

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